             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
              event reported): August 20, 1998



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021             41-0518860
------------------- -------------------- ---------------------
     (State of         (Commission File     (I.R.S. Employer
  Incorporation)           Number)         Identification No.)



385 Washington St., St. Paul, MN             55102
--------------------------------         -------------
(Address of principal                     (Zip Code)
executive offices)


                       (651) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

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Item 5.    Other Events.
           ------------


     The St. Paul Companies, Inc. announced yesterday that Patrick Thiele, Executive Vice President of The St.
Paul Companies and head of its worldwide insurance operations, has left the company.

     The company also announced the following:

     Stephen Lilienthal has been promoted to Executive Vice
President of St. Paul Fire and Marine Insurance Company and will assume responsibility for the following property-liability insurance operations (in addition to his current responsibilities): General Commercial, Small Commercial and
Major Markets.

     Paul Liska, Executive Vice President and Chief
Financial Officer, will assume additional responsibility for Information Systems and for the following property-liability insurance operations: Personal Insurance, Surety,
Nonstandard Auto and Ceded Reinsurance.

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Senior Vice President
                                   and Chief Legal Counsel


Date: August 21, 1998